SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                       Date of Report: September 23, 1998

                        (Date of earliest event reported)


                                  OXiGENE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 000-21990                 13-3679168
----------------------------    ----------------    ----------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)              Number)                   Number)

One Copley Place, Suite 602, Boston, Massachusetts                      02116
--------------------------------------------------                    ----------
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (617) 536-9500

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Item 5.  Other Materially Important Events

     On September 23, 1998, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing pre-clinical data regarding Combretastatin presented at the 17th Annual Meeting of the European Society for Therapeutic Radiology and Oncology.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99.1  Press release of the Registrant, dated September 23, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  September 24, 1998                   OXiGENE, INC.


                                            ------------------------------------
                                            (Registrant)


                                            By:  /s/ Bo Haglund
                                                 -------------------------------
                                                 Bo Haglund
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit

99.1  Press release of the Registrant, dated September 23, 1998.